Notes Related to the Consolidated Statements of Financial Position - Schedule of Change in Provision for Retirement Indemnities (Details) - Present value of defined benefit obligation [member] - EUR (€)
€ in Thousands
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of defined benefit plans [line items]
At the beginning of the period	€ 506	€ 347	€ 214
Service costs	123	115	75
Financial costs	4	6	3
Actuarial gains and losses	19	38	55
At the end of the period	€ 652	€ 506	€ 347